UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2014

PAULSON CAPITAL (DELAWARE) CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18188

Delaware	93-0589534
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1331 NW Lovejoy Street, Suite 720 Portland, Oregon	97209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-243-6000
N/A Former name or former address if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 24, 2014, Paulson Capital (Delaware) Corp. (the “Registrant”) announced that a Special Meeting of Stockholders will be held on July 14, 2014. Holders of record of the Registrant’s common stock, as reflected on the stock transfer books of the Registrant, at the close of business on June 25, 2014, will be entitled to notice of and to vote at the meeting. A copy of the press release announcing the meeting date and record date is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, issued by Paulson Capital (Delaware) Corp. on June 24, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAULSON CAPITAL (DELAWARE) CORP.

Date: June 24, 2014	By:	/s/ Trent D. Davis
Trent D. Davis
President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, issued by Paulson Capital (Delaware) Corp. on June 24, 2014